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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                           Current Report Pursuant to Section 13 or 15(d) of
                                                  the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): December 19, 2006

                                                    SunCom Wireless Holdings, Inc.
                                        (Exact name of registrant as specified in its charter)

                                   Delaware                      1-15325                       23-2974475
                                (State or other                (Commission                   (I.R.S. Employer
                                 jurisdiction of                File Number)                  Identification No.)
                                 incorporation)


                                                           1100 Cassatt Road
                                                         Berwyn, Pennsylvania
                                                                 19312
                                     (Address Of Principal Executive Offices, Including Zip Code)


                                                            (610) 651-5900
                                         (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

SunCom Wireless Holdings, Inc. announced that effective December 19, 2006, it will be traded over-the-counter under the ticker symbol "SWSH".  SunCom's press release announcing this event is being filed with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Not applicable.

                  (d)      Exhibit:

                           99.1     Press release, dated as of December 19, 2006.


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                                                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                     SUNCOM WIRELESS HOLDINGS, INC.

Date:  December 19, 2006                                         By: /s/ Eric Haskell
                                                                     -------------------------------
                                                                     Eric Haskell
                                                                     Executive Vice President and
                                                                       Chief Financial Officer


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                                                                                                                  Exhibit 99.1
[GRAPHIC OMITTED]




December 19, 2006
                                                                                             MEDIA CONTACT: Rose B. Cummings, APR
                                                                                   Executive Director of Corporate Communications
                                                                                                                   (704) 858-5199
                                                                                                                 media@suncom.com

                                                                                           ANALYST CONTACT: Steven M. Somers, CFA
                                                                                         Executive Director of Investor Relations
                                                                                                          & Corporate Development
                                                                                                                   (610) 651-5900
                                                                                                               ssomers@suncom.com


For Immediate Release


                                                SunCom Wireless Ticker Changed to SWSH


BERWYN, Pa., SunCom Wireless Holdings, Inc. ("SunCom") announced that effective December 19, 2006, it will be traded over-the-counter under the ticker SWSH.  This change is the result of the de-listing from the New York Stock Exchange ("NYSE") as of the close of trading on December 18, 2006.  As previously announced, SunCom intends to appeal the NYSE's de-listing decision.

Statements in this press release regarding SunCom Wireless's business that are not historical facts may be forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from any such forward-looking statements are identified in Form 10-K for the year ended
December 31, 2005 and other documents SunCom Wireless files from time to time with the U.S. Securities and Exchange Commission.


About SunCom Wireless
---------------------

SunCom Wireless is a leader in offering digital wireless communications services to consumers in the Southeastern United States,
Puerto Rico and the U.S. Virgin Islands. With more than 1 million subscribers, SunCom is committed to being a different kind of wireless company focused on treating customers with respect, offering simple, straightforward plans and providing access to the largest GSM network and the latest technology choices. SunCom Wireless is a proud provider of Wireless AMBER Alerts.  For more information about SunCom products and services, visit www.suncom.com or call 877-CALL-SUN (1-877-225-5786).


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